                                                                     (g)(2)(ii)

[LOGO]

December 5, 2007

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

   Pursuant to the terms and conditions of the Foreign Custody Manager Agreement dated January 6, 2003 (the "Agreement"), we hereby notify you of the addition United Arab Emirates ("New Country"), effective December 5, 2007, to be included on Amended Schedule 2 to the Agreement as shown.

In addition, we have updated the Amended Schedule 2 to reflect the removal of Bolivia and Transnational.

   Please signify your acceptance to provide services under the Agreement with respect to the aforementioned New Country by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                  Sincerely,

                                                  /s/ Todd Modic
                                                  ------------------------------
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING Funds

ACCEPTED AND AGREED TO:
The Bank of New York Mellon

By:    /s/ Joseph F. Keenar
       -----------------------------------
Name:  Joseph F. Keenar
Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.  Tel: 480-477-3000
Scottsdale, AZ 85258-2034     Fax: 480-477-2700
                              www.ingfunds.com

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                              AMENDED SCHEDULE 2
                              Specified Countries

 Country                                                        Effective Date
 -------                                                        ---------------
 Argentina                                                      January 6, 2003
 Australia                                                      January 6, 2003
 Austria                                                        January 6, 2003
 Bahrain                                                        January 6, 2003
 Bangladesh                                                     January 6, 2003
 Belgium                                                        January 6, 2003
 Bermuda                                                        January 6, 2003
 Botswana                                                       January 6, 2003
 Brazil                                                         January 6, 2003
 Bulgaria                                                       January 6, 2003
 Canada                                                         January 6, 2003
 Cayman Islands                                                  May 12, 2003
 Chile                                                          January 6, 2003
 China                                                          January 6, 2003
 Colombia                                                       January 6, 2003
 Costa Rica                                                     January 6, 2003
 Croatia                                                        January 6, 2003
 Cyprus                                                         January 6, 2003
 Czech Republic                                                 January 6, 2003
 Denmark                                                        January 6, 2003
 Ecuador                                                        January 6, 2003
 Egypt                                                          January 6, 2003
 Estonia                                                        January 6, 2003
 Finland                                                        January 6, 2003
 France                                                         January 6, 2003
 Germany                                                        January 6, 2003
 Ghana                                                          January 6, 2003
 Greece                                                         January 6, 2003
 Hong Kong                                                      January 6, 2003
 Hungary                                                        January 6, 2003
 Iceland                                                         May 12, 2003
 India                                                          January 6, 2003
 Indonesia                                                      January 6, 2003
 Ireland                                                        January 6, 2003
 Israel                                                         January 6, 2003
 Italy                                                          January 6, 2003
 Ivory Coast                                                    January 6, 2003
 Jamaica                                                         May 12, 2003
 Japan                                                          January 6, 2003
 Jordan                                                         January 6, 2003
 Kazakahstan                                                     May 10, 2007
 Kenya                                                          January 6, 2003
 Latvia                                                          May 10, 2007
 Lebanon                                                         May 10, 2007
 Lithuania                                                      January 6, 2003
 Luxembourg                                                     January 6, 2003
 Malaysia                                                       January 6, 2003
 Mauritius                                                      January 6, 2003
 Mexico                                                         January 6, 2003
 Morocco                                                        January 6, 2003
 Namibia                                                        January 6, 2003
 Netherlands                                                    January 6, 2003
 New Zealand                                                    January 6, 2003
 Nigeria                                                        January 6, 2003
 Norway                                                         January 6, 2003
 Oman                                                           January 6, 2003
 Pakistan                                                       January 6, 2003
 Palestine                                                       May 12, 2003
 Panama                                                         January 6, 2003
 Peru                                                           January 6, 2003
 Philippines                                                    January 6, 2003
 Poland                                                         January 6, 2003
 Portugal                                                       January 6, 2003
 Romania                                                        January 6, 2003
 Russia                                                         January 6, 2003
 Serbia                                                          May 10, 2007
 Singapore                                                      January 6, 2003
 Slovakia                                                       January 6, 2003
 Slovenia                                                       January 6, 2003
 South Africa                                                   January 6, 2003
 South Korea                                                    January 6, 2003
 Spain                                                          January 6, 2003
 Sri Lanka                                                      January 6, 2003
 Swaziland                                                      January 6, 2003
 Sweden                                                         January 6, 2003
 Switzerland                                                    January 6, 2003
 Taiwan                                                         January 6, 2003

Country                                                         Effective Date
-------                                                        ----------------
Thailand                                                       January 6, 2003
Turkey                                                         January 6, 2003
Ukraine                                                        January 6, 2003
United Arab Emirates                                           December 5, 2007
United Kingdom                                                 January 6, 2003
Uruguay                                                        January 6, 2003
Venezuela                                                      January 6, 2003
Vietnam                                                          May 12, 2003
Zambia                                                         January 6, 2003
Zimbabwe                                                       January 6, 2003